2023 Second Quarter July 18, 2023

2 Second Quarter Highlights Revenue – 3.4% organic revenue growth in 2Q23, 4.3% YTD on track with full-year expectation of 3%-5% – Key disciplines performing solidly despite challenging macroeconomic conditions Income – 15.1% Non-GAAP adjusted operating income margin (15.3% reported) on track with full-year expectation of 15.0%-15.4% – 8.3% year-over-year growth in Diluted EPS, 7.7% year-over-year growth in Non-GAAP adjusted Diluted EPS Business update – Leading position in generative AI through strategic partnerships and client development – Continued investment in first-party data, clean room technology, and retail media capabilities – Realignment of workforce to current outlook and strategic direction continues Capital allocation – $506 million net share repurchases YTD – 46.4% Return on Equity and 22.4% Return on Invested Capital for the 12 months ended June 30, 2023

3 Second Quarter Year to Date 2023 2022 2023 2022 Revenue $ 3,609.9 $ 3,567.2 $ 7,053.2 $ 6,977.5 Operating Expenses (a)(b) 3,059.2 3,025.6 6,156.0 6,082.9 Operating Income 550.7 541.6 897.2 894.6 Net Interest Expense 27.4 40.1 46.7 82.9 Income Tax Expense(c) 141.2 133.1 224.6 248.6 Income from Equity Method Investments 1.1 1.6 1.2 1.5 Net Income Attributed to Noncontrolling Interests 16.9 21.6 33.3 42.4 Net Income - Omnicom Group Inc.(a)(b)(d) $ 366.3 $ 348.4 $ 593.8 $ 522.2 Diluted Shares 201.6 206.9 203.1 208.3 Net Income per Share - Diluted(a)(b)(d) $ 1.82 $ 1.68 $ 2.92 $ 2.51 Dividends Declared Per Common Share $ 0.70 $ 0.70 $ 1.40 $ 1.40 Income Statement Summary Note: In millions except per share amounts. See Non-GAAP adjusted on page 9 and Non-GAAP reconciliations on pages 17-20. (a) Second quarter 2023 operating expenses include a net decrease of $6.5 million (or $1.4 million after-tax) related to a $78.8 million gain on the disposition of a subsidiary in our Execution & Support discipline, partially offset by an increase of $72.3 million resulting from repositioning costs primarily related to severance incurred in connection with a rebalancing of our workforce. (b) Year to date 2023 operating expenses include a net increase of $112.7 million (or $89.6 million after-tax) related to net repositioning costs comprised of $119.2 million ($91.0 million after-tax) including real estate charges from the first quarter of 2023, partially offset by a net gain on the disposition of a subsidiary in the second quarter of 2023. Year to date 2022 operating expenses include $113.4 million (or $118.2 million after-tax) in charges arising from the effects of the war in Ukraine. (c) Income tax includes impacts related to a gain on the disposition of a subsidiary, repositioning costs, and charges arising from the effects of the war in Ukraine, as discussed above. (d) See page 9 for Non-GAAP adjusted Net Income and Diluted EPS.

4 Revenue Change Second Quarter Year to Date $ % ∆ $ % ∆ Prior Period Revenue $ 3,567.2 $ 6,977.5 Foreign exchange rate impact(a) (24.4) (0.7) % (134.4) (1.9) % Acquisition revenue, net of disposition revenue(b) (54.3) (1.5) % (90.0) (1.3) % Organic growth(c) 121.4 3.4% 300.1 4.3 % Current Period Revenue $ 3,609.9 1.2% $ 7,053.2 1.1 % Note: In millions (a) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue. (b) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the presentation above. (c) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth.

5 Revenue by Discipline Second Quarter Revenue % of Rev % Growth % Organic Growth(a) Advertising & Media $ 1,911.5 53.0% 4.2% 5.1 % Precision Marketing 369.0 10.2% 1.4% 2.3 % Commerce & Brand Consulting 210.5 5.8% 1.7% 2.4 % Experiential 164.4 4.6% 8.2% 9.2 % Execution & Support 211.6 5.9% (22.3) % (3.8) % Public Relations 393.6 10.9% (0.1) % 0.1 % Healthcare 349.3 9.6% 1.6% 3.0 % Total $ 3,609.9 100.0% 1.2% 3.4 % Note: In millions (a) “Organic Growth” reflects the year-over-year increase in revenue from the prior period, excluding the foreign exchange rate impact and acquisition revenue, net of disposition revenue as defined on page 4. Year to Date Revenue % of Rev % Growth % Organic Growth(a) Advertising & Media $ 3,688.0 52.3% 2.3% 5.1 % Precision Marketing 729.0 10.3% 3.7% 4.6 % Commerce & Brand Consulting 420.1 6.0% 0.4% 2.8 % Experiential 312.2 4.4% 7.0% 8.8 % Execution & Support 467.1 6.6% (14.9) % (0.1) % Public Relations 769.1 10.9% 1.7% 2.9 % Healthcare 667.7 9.5% 2.1% 3.8 % Total $ 7,053.2 100.0% 1.1% 4.3%

6 Second Quarter Revenue % of Rev % Growth % Organic Growth(a) United States $ 1,850.6 51.3% 0.4% 2.4 % Other North America 128.2 3.6% 1.2% 8.4 % United Kingdom 385.1 10.7% (0.3) % 2.5 % Euro Markets & Other Europe 660.5 18.3% 3.4% 2.6 % Asia Pacific 438.3 12.1% 2.4% 7.5 % Latin America 84.6 2.3% 5.9% 6.9 % Middle East & Africa 62.6 1.7% (3.5) % 4.0 % Total $ 3,609.9 100.0% 1.2% 3.4 % Revenue by Region Note: In millions (a) “Organic Growth” reflects the year-over-year increase in revenue from the prior period, excluding the foreign exchange rate impact and acquisition revenue, net of disposition revenue as defined on page 4. Year to Date Revenue % of Rev % Growth % Organic Growth(a) United States $ 3,662.8 51.9% 2.7% 3.7 % Other North America 242.8 3.4% 0.7% 7.5 % United Kingdom 756.6 10.7% (2.4) % 4.2 % Euro Markets & Other Europe 1,240.9 17.6% (0.1) % 4.0 % Asia Pacific 844.0 12.0% (1.6) % 5.1 % Latin America 158.6 2.3% 7.5% 9.3 % Middle East & Africa 147.5 2.1% 0.5% 7.1 % Total $ 7,053.2 100.0% 1.1% 4.3%

7 Six Months Ended June 30 2023 2022 Pharmaceuticals and Healthcare 17% 16% Food and Beverage 15% 14% Auto 12% 10% Technology 8% 12% Consumer Products 8% 8% Financial Services 7% 7% Travel & Entertainment 7% 6% Retail 6% 6% Telecommunications 4% 5% Government 4% 3% Services 3% 2% Oil, Gas & Utilities 2% 2% Education 1% 1% Not-for-Profit 1% 1% Other 5% 7% Total 100% 100% Revenue by Industry Sector Note: Prior year period amounts conform to the current period presentation.

Operating Expense Detail

	Second Quarter 2023	% of Rev	Second Quarter 2022[c]	% of Rev	Year to Date 2023	% of Rev	Year to Date 2022[c]	% of Rev
Revenue	$ 3,609.9		$ 3,567.2		$ 7,053.2		$ 6,977.5	
Operating expenses:								
Salary and related service costs	1,772.0	*49.1 %*	1,800.8	*50.5 %*	3,550.0	*50.3 %*	3,595.4	*51.5 %*
Third-party service costs [a]	715.8	*19.8 %*	629.0	*17.6 %*	1,355.1	*19.2 %*	1,210.9	*17.4 %*
Third-party incidental costs[b]	130.0	*3.6 %*	136.2	*3.8 %*	255.6	*3.6 %*	251.5	*3.6 %*
Total salary and service costs	2,617.8		2,566.0		5,160.7		5,057.8	
Occupancy and other costs	297.7	*8.2 %*	293.0	*8.2 %*	589.3	*8.4 %*	593.2	*8.5 %*
Repositioning costs[d]	72.3	*2.0 %*	—	*— %*	191.5	*2.7 %*	—	*— %*
Gain on disposition of subsidiary[d]	(78.8)	*(2.2)%*	—	*— %*	(78.8)	*(1.1)%*	—	*— %*
Charges arising from the effects of the war in Ukraine[d]	—	*— %*	—	*— %*	—	*— %*	113.4	*1.6 %*
Cost of services	2,909.0		2,859.0		5,862.7		5,764.4	
Selling, general and administrative expenses	99.1	*2.7 %*	110.9	*3.1 %*	188.3	*2.7 %*	207.6	*3.0 %*
Depreciation and amortization	51.1	*1.4 %*	55.7	*1.6 %*	105.0	*1.5 %*	110.9	*1.6 %*
Total operating expenses	3,059.2	*84.7 %*	3,025.6	*84.8 %*	6,156.0	*87.3 %*	6,082.9	*87.2 %*
Operating Income	$ 550.7		$ 541.6		$ 897.2		$ 894.6	

Note: In millions

(a) Third-party service costs include third-party supplier costs when we act as principal in providing services to our clients.

(b) Third-party incidental costs primarily consist of client-related travel and incidental out-of-pocket costs which we bill back to the client directly at our cost and which we are required to include in revenue.

(c) Second quarter 2023 operating expenses include a net decrease of $6.5 million (or $1.4 million after-tax) related to a $78.8 million gain the dispositon of a subsidiary in our Execution & Support discipline, partially offset by an increase of $72.3 million resulting from repositioning costs primarily related to severance incurred in connection with a rebalancing of our workforce.

(d) Year to date 2023 operating expenses include $112.7 million (or $89.6 million after-tax) of net repositioning costs comprised of $119.2 million ($91.0 million after-tax) including real estate charges from the first quarter of 2023, partially offset by a net gain on the disposition of a subsidiary in the second quarter of 2023. Year to date 2022 operating expenses include $113.4 million (or $118.2 million after-tax) in charges arising from the effects of the war in Ukraine.

Omnicom 8

Income Statement Summary - Non-GAAP Adjusted

	Second Quarter				Year to Date					
	Reported 2023	Non-GAAP Adjustments	Non-GAAP Adjusted 2023	Reported 2022[(d)]	Reported 2023	Non-GAAP Adjustments	Non-GAAP Adjusted 2023	Reported 2022	Non-GAAP Adjustments	Non-GAAP Adjusted 2022
Revenue	$ 3,609.9	$ —	$ 3,609.9	$ 3,567.2	$ 7,053.2	$ —	$ 7,053.2	$ 6,977.5	$ —	$ 6,977.5
Operating Expenses:										
Real estate and other repositioning costs		72.3		—		191.5			—	
Charges arising from the effects of the war in Ukraine		—		—		—			113.4	
Gain on disposition of subsidiary		(78.8)		—		(78.8)			—	
Operating Expenses[(a)(b)]	3,059.2	6.5	3,065.7	3,025.6	6,156.0	(112.7)	6,043.3	6,082.9	(113.4)	5,969.5
Operating Income	550.7	(6.5)	544.2	541.6	897.2	112.7	1,009.9	894.6	113.4	1,008.0
Operating Income Margin %	*15.3 %*		*15.1 %*	*15.2 %*	*12.7 %*		*14.3 %*	*12.8 %*		*14.4 %*
Net Interest Expense	27.4	—	27.4	40.1	46.7	—	46.7	82.9	—	82.9
Income Tax Expense[(c)]	141.2	(5.1)	136.1	133.1	224.6	23.1	247.7	248.6	(4.8)	243.8
Income from Equity Method Investments	1.1	—	1.1	1.6	1.2	—	1.2	1.5	—	1.5
Net Income Attributed to Noncontrolling Interests	16.9	—	16.9	21.6	33.3	—	33.3	42.4	—	42.4
Net Income - Omnicom Group Inc.[(a)(b)(c)]	$ 366.3	$ (1.4)	$ 364.9	$ 348.4	$ 593.8	$ 89.6	$ 683.4	$ 522.2	$ 118.2	$ 640.4
Net Income per Share - Diluted[(a)(b)(c)]	$ 1.82	$ (0.01)	$ 1.81	$ 1.68	$ 2.92	$ 0.44	$ 3.36	$ 2.51	$ 0.56	$ 3.07
EBITA	$ 570.0	$ (6.5)	$ 563.5	$ 562.4	$ 935.8	$ 112.7	$ 1,048.5	$ 934.8	$ 113.4	$ 1,048.2
EBITA Margin %	*15.8 %*		*15.6 %*	*15.8 %*	*13.3 %*		*14.9 %*	*13.4 %*		*15.0 %*

Note: In millions except per share amounts. See Non-GAAP reconciliations on pages 17-20.

(a) Second quarter 2023 operating expenses include a net decrease of $6.5 million (or $1.4 million after-tax) related to a $78.8 million gain on the disposition of a subsidiary in our Execution & Support discipline, partially offset by an increase of $72.3 million resulting from repositioning costs primarily related to severance incurred in connection with a rebalancing of our workforce.

(b) Year to date 2023 operating expenses include a net increase of $112.7 million (or $89.6 million after-tax) related to net repositioning costs comprised of $119.2 million ($91.0 million after-tax) including real estate charges from the first quarter of 2023, partially offset by a net gain on the disposition of a subsidiary in the second quarter of 2023. Year to date 2022 operating expenses include $113.4 million (or $118.2 million after-tax) in charges arising from the effects of the war in Ukraine.

(c) Income tax includes impacts related to a gain on the disposition of a subsidiary, repositioning costs, and charges arising from the effects of the war in Ukraine, as discussed above.

(d) There were no Non-GAAP adjustments in the second quarter of 2022.

Omnicom 9

10 Cash Flow Performance Six Months Ended June 30, 2023 2022 Free Cash Flow(a) $ 880.2 $ 767.7 Primary Uses of Cash: Dividends paid to Common Shareholders 285.1 293.6 Dividends paid to Noncontrolling Interest Shareholders 32.0 37.7 Capital Expenditures 40.0 42.5 Acquisition payments, including payment of contingent purchase price obligations, and acquisition of additional noncontrolling interests 55.1 288.9 Stock Repurchases, net of Proceeds from Stock Plans 505.6 392.5 Primary Uses of Cash(a) 917.8 1,055.2 Net Free Cash Flow(a) $ (37.6) $ (287.5) Note: In millions (a) See page 17 for the reconciliation of Non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities and Net Free Cash Flow to the Net Decrease in Cash and Cash Equivalents for the periods presented above. The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are Non-GAAP liquidity measures. See page 21 for the definition of these measures.

11 Credit & Liquidity $ Millions Twelve Months Ended June 30, 2023 2022 EBITDA(a) $ 2,299.4 $ 2,274.9 Total Debt / EBITDA 2.5 x 2.4 x Net Debt(b) / EBITDA 1.2 x 1.0 x Debt Bank Loans (Due Less Than 1 Year) $ 20.5 $ 12.3 USD-denominated Senior Notes 4,150.0 4,150.0 EUR-denominated Senior Notes 1,086.6 1,041.6 GBP-denominated Senior Notes 409.9 394.0 Other (32.8) (37.1) Total Debt $ 5,634.2 $ 5,560.8 Cash and Equivalents 2,734.1 3,205.1 Short Term Investments 75.9 119.9 Net Debt(b) $ 2,824.2 $ 2,235.8 Note: In millions (a) EBITDA is a Non-GAAP performance measure. See page 21 for the definition of this measure and page 18 for the reconciliation of Non-GAAP financial measures. (b) Net Debt is a Non-GAAP liquidity measure. See page 21 for the definition of this measure, which is reconciled in the table above.

12 Historical Returns (a) Return on Invested Capital is After Tax Reported Operating Income (a Non-GAAP performance measure – see page 21 for the definition of this measure and page 17 for the reconciliation of Non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities, including those related to operating leases, short-term interest bearing debt, the short-term liability related to operating leases plus shareholders’ equity less cash, cash equivalents, short-term investments and operating lease right of use assets). (b) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period. Return on Invested Capital (ROIC)(a) Return on Equity(b) Twelve months ended June 30, 2023 22.4 % Twelve months ended June 30, 2023 46.4 % Twelve months ended June 30, 2022 24.4 % Twelve months ended June 30, 2022 41.9%

13 Partnerships • Jun 22 - ADOBE: First holding company with access to Firefly diffusion model to integrate into Omni for GenAI creative, and the first holding company to join Adobe's Content Authenticity Initiative. • Jun 22 - AMAZON WEB SERVICES: Bedrock foundational GenAI models using Trainium and Inferentia chips to integrate into Omni for accelerated creativity and innovation. • Jun 22 - CRITEO & INFOSUM: Clean room partnership with Omni for activation of shopping intent insights with streamlined campaign management, reporting and optimization. • Jun 21 - SNOWFLAKE: Multi-party clean room technology in Omni for multiple data streams and cross-channel video using data from Albertsons, Videoamp, Paramount, Warner Bros. Discovery, and NBCUniversal. • Jun 20 - UBER: Mobility and delivery data for advertising collaboration in Omni for measurement and activation. • Jun 20 - GOOGLE CLOUD: Vertex GenAI platform integration into Omni with PaLM2 and Imagen foundation models. • Jun 19 - MICROSOFT: Deploying Microsoft Azure Cognitive Services and OpenAI as Omni Assist within Omni 3.0 across enterprise workflow.

14 Appendix

15 Free Cash Flow Note: In millions (a) The Free Cash Flow amounts presented above are Non-GAAP liquidity measures. See page 21 for the definition of this measure and page 17 for the reconciliation of the Non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities for the periods presented above. Six Months Ended June 30, 2023 2022 Net Income $ 627.1 $ 564.6 Depreciation and Amortization of Intangible Assets 105.0 110.9 Share-Based Compensation 41.1 40.1 Real estate and other repositioning costs 191.5 — Gain on disposition of subsidiary (78.8) — Non-cash charge related to the effects of the war in Ukraine — 65.8 Other Items to Reconcile to Net Cash Used in Operating Activities, net (5.7) (13.7) Free Cash Flow(a) $ 880.2 $ 767.7

Operating Expense Detail - Constant $

	Second Quarter			Year to Date		
	2023	2023 C$[e]	2022	2023	2023 C$[e]	2022
Operating expenses:						
Salary and related service costs	$ 1,772.0	$ 1,782.2	$ 1,800.8	$ 3,550.0	$ 3,617.0	$ 3,595.4
Third-party service costs [a]	715.8	720.4	629.0	1,355.1	1,377.2	1,210.9
Third-party incidental costs[b]	130.0	131.2	136.2	255.6	261.8	251.5
Salary and service costs	2,617.8	2,633.8	2,566.0	5,160.7	5,256.0	5,057.8
Occupancy and other costs	297.7	299.8	293.0	589.3	603.6	593.2
Real estate and other repositioning costs[c]	72.3	72.3	—	191.5	191.5	—
Charges arising from the effects of the war in Ukraine[d]	—	—	—	—	—	113.4
Gain on disposition of subsidiary[c]	(78.8)	(78.8)	—	(78.8)	(78.8)	—
Cost of services	2,909.0	2,927.1	2,859.0	5,862.7	5,972.3	5,764.4
Selling, general and administrative expenses	99.1	99.7	110.9	188.3	191.3	207.6
Depreciation and amortization	51.1	51.3	55.7	105.0	106.7	110.9
Total operating expenses	$ 3,059.2	$ 3,078.1	$ 3,025.6	$ 6,156.0	$ 6,270.3	$ 6,082.9

Note: In millions

(a) Third-party service costs include third-party supplier costs when we act as principal in providing services to our clients.

(b) Third-party incidental costs primarily consist of client-related travel and incidental out-of-pocket costs which we bill back to the client directly at our cost and which we are required to include in revenue.

(c) Second quarter and year to date 2023 includes a pre-tax charge of $72.3 million and $191.5 million, respectively, in connection with repositioning and a gain on the disposition of a subsidiary of $78.8 million.

(d) Year to date 2022 includes a pre-tax charge of $113.4 million in connection with charges arising from the effects of the war in Ukraine.

(e) Constant Dollar ("C$") expense is calculated by translating the current period's local currency expense using the prior period average exchange rates to derive current period C$ expense. The foreign exchange rate impact is the difference between the current period expense in U.S. Dollars and the current period C$ expense.

Omnicom 16

17 Non-GAAP Reconciliations Six Months Ended June 30, 2023 2022 Net Cash Used in Operating Activities $ (784.6) $ (739.9) Operating Activities items excluded from Free Cash Flow: Changes in Operating Capital (1,664.8) (1,507.6) Free Cash Flow $ 880.2 $ 767.7 Net Decrease in Cash and Cash Equivalents $ (1,547.7) $ (2,111.7) Cash Flow items excluded from Net Free Cash Flow: Changes in Operating Capital (1,664.8) (1,507.6) Proceeds from disposition of subsidiary and other 178.7 (86.5) Changes in Short-term Debt, net 1.7 3.2 Other financing, net (27.0) (36.1) Effect of foreign exchange rate changes on cash and cash equivalents 1.3 (197.2) Net Free Cash Flow $ (37.6) $ (287.5) Twelve Months Ended June 30, 2023 2022 Reported Operating Income $ 2,085.9 $ 2,058.7 Effective Tax Rate for the applicable period 26.3% 26.6 % Income Taxes on Reported Operating Income 548.6 547.6 After Tax Reported Operating Income $ 1,537.3 $ 1,511.1 Note: In millions

Non-GAAP Reconciliations

	Three Months Ended June 30 2023	Three Months Ended June 30 2022	Six Months Ended June 30 2023	Six Months Ended June 30 2022	Twelve Months Ended June 30 2023	Twelve Months Ended June 30 2022
Net Income - Omnicom Group Inc.	$ 366.3	$ 348.4	$ 593.8	$ 522.2	$ 1,388.1	$ 1,294.0
Net Income Attributed to Noncontrolling Interests	16.9	21.6	33.3	42.4	78.2	100.7
Income From Equity Method Investments	1.1	1.6	1.2	1.5	4.9	9.1
Income Tax Expense	141.2	133.1	224.6	248.6	522.8	502.1
Income Before Income Taxes and Income From Equity Method Investments	523.3	501.5	850.5	811.7	1,984.2	1,887.7
Net Interest Expense	27.4	40.1	46.7	82.9	101.7	171.0
Operating Income	550.7	541.6	897.2	894.6	2,085.9	2,058.7
Amortization of Intangible Assets	19.3	20.8	38.6	40.2	78.7	79.1
EBITA	570.0	562.4	935.8	934.8	2,164.6	2,137.8
Depreciation	31.8	34.9	66.4	70.7	134.8	137.1
EBITDA	$ 601.8	$ 597.3	$ 1,002.2	$ 1,005.5	$ 2,299.4	$ 2,274.9

	Three Months Ended June 30 2023	Three Months Ended June 30 2022	Six Months Ended June 30 2023	Six Months Ended June 30 2022
EBITA	$ 570.0	$ 562.4	$ 935.8	$ 934.8
Real estate and other repositioning costs	72.3	—	191.5	—
Charges arising from the effects of the war in Ukraine	—	—	—	113.4
Gain on disposition of subsidiary	(78.8)	—	(78.8)	—
EBITA - Adjusted	$ 563.5	$ 562.4	$ 1,048.5	$ 1,048.2
Revenue	$ 3,609.9	$ 3,567.2	$ 7,053.2	$ 6,977.5
EBITA	$ 570.0	$ 562.4	$ 935.8	$ 934.8
EBITA Margin %	15.8 %	15.8 %	13.3 %	13.4 %
EBITA - Adjusted	$ 563.5	$ 562.4	$ 1,048.5	$ 1,048.2
EBITA Margin % - Adjusted	15.6 %	15.8 %	14.9 %	15.0 %

Note: In millions

The above table reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the Non-GAAP financial measures of EBITDA and EBITA for the periods presented.

EBITDA and EBITA, which are defined on page 21, are Non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization, and excludes certain other one-time items. Our credit facility uses EBITDA to measure our compliance with covenants, such as our leverage ratios, as presented on page 11 of this presentation.

Omnicom

18

19 Non-GAAP Reconciliations Note: In millions The above table reconciles the GAAP financial measure of Operating Income to the non-GAAP financial measure of Operating Income Adjusted for the periods presented. Management believes excluding the charges arising from a gain on the disposition of a subsidiary and repositioning costs provides investors with a better picture of the performance of the business during the periods presented. EBITA, which is defined on page 21, is a Non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Three Months Ended Six Months Ended June 30 June 30 1905 1905 1905 1905 Net Income - Omnicom Group Inc.- Reported $ 366.3 $ 348.4 $ 593.8 $ 522.2 Net Income Attributed To Noncontrolling Interests 16.9 21.6 33.3 42.4 Income From Equity Method Investments 1.1 1.6 1.2 1.5 Income Tax Expense 141.2 133.1 224.6 248.6 Income Before Income Taxes and Income From Equity Method Investments 523.3 501.5 850.5 811.7 Net Interest Expense 27.4 40.1 46.7 82.9 Operating Income - Reported 550.7 541.6 897.2 894.6 Real estate and other repositioning costs 72.3 — 191.5 — Charges arising from the effects of the war in Ukraine — — — 113.4 Gain on disposition of subsidiary (78.8) — (78.8) — Non-GAAP Operating Income - Adjusted $ 544.2 $ 541.6 $ 1,009.9 $ 1,008.0

20 Second Quarter Year to Date 2023 2022 2023 2022 Net Income - Omnicom Group Inc. - Reported $ 366.3 $ 348.4 $ 593.8 $ 522.2 Impact on Net Income related to: Real estate and other repositioning costs 54.5 — 145.5 — Charges arising from the effects of the war in Ukraine — — — 118.2 Gain on disposition of subsidiary (55.9) — (55.9) — Net Income - Omnicom Group Inc. - Adjusted $ 364.9 $ 348.4 $ 683.4 $ 640.4 Diluted Shares 201.6 206.9 203.1 208.3 Net Income per Share - Omnicom Group Inc. - Adjusted $ 1.81 $ 1.68 $ 3.36 $ 3.07 Non-GAAP Reconciliations Note: In millions except per share amounts The above table reconciles GAAP Net Income to Non-GAAP adjusted Net Income and Adjusted Diluted Net Income per Share - Omnicom Group Inc. - Adjusted, adjusted for a gain on the disposition of a subsidiary and real estate and other repositioning costs in 2023 and the charges arising from the effects of the war in Ukraine in 2022. See page 21 for definition of Non-GAAP financial measures.

21 Disclosures The preceding materials have been prepared for use in the July 18, 2023 conference call on Omnicom’s results of operations for the three and six months ended June 30, 2023. The call will be archived on the Internet at http:// investor.omnicomgroup.com Forward-Looking Statements Certain statements in this document constitute forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial position, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: adverse economic conditions, including those caused by the war in Ukraine, the lingering effects of the COVID-19 pandemic, high and persistent inflation in countries that comprise our major markets, rising interest rates; supply chain issues affecting the distribution of our clients’ products; international, national or local economic conditions that could adversely affect the Company or its clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and a deterioration or a disruption in the credit markets; the ability to attract new clients and retain existing clients in the manner anticipated; changes in client advertising, marketing and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes related to competitive factors in the advertising, marketing and corporate communications industries; the ability to hire and retain key personnel; currency exchange rate fluctuations; reliance on information technology systems; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; and the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and regulatory environment; effectively managing the risks, challenges and efficiencies presented by utilizing Artificial Intelligence (AI) technologies and partnerships in our business; and risks related to our environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of our control on such goals and initiatives. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. EBITA is defined as operating income before interest, taxes, and amortization of intangible assets, and EBITA margin is defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which exclude the non-cash amortization expense of intangible assets (primarily consisting of amortization arising from acquisitions). We also use Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITA, Adjusted EBITA Margin, Adjusted Income Tax Expense, Adjusted Net Income – Omnicom Group Inc. and Adjusted Net Income per diluted share – Omnicom Group Inc. as additional operating performance measures. We believe these measures are useful in evaluating the impact of certain items on operating performance and allow for comparability between reporting periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. Other Information All dollar amounts are in millions except for per share figures. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.